UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2019

Hasbro, Inc.

(Exact name of registrant as specified in its charter)

Rhode Island	001-06682	05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1027 Newport Avenue	Pawtucket, Rhode Island	02861
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 13, 2019, Hasbro, Inc. (the “Company”) entered into an underwriting agreement (“Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”), with respect to a registered public offering (“Notes Offering”) of $300,000,000 aggregate principal amount of 2.600% senior unsecured notes due 2022 (the “2022 Notes”), $500,000,000 aggregate principal amount of 3.000% senior unsecured notes due 2024 (the “2024 Notes”), $675,000,000 aggregate principal amount of 3.550% senior unsecured notes due 2026 (the “2026 Notes”) and $900,000,000 aggregate principal amount of 3.900% senior unsecured notes due 2029 (the “2029 Notes” and, together with the 2022 Notes, 2024 Notes and the 2026 Notes, the “Notes”), pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-220331). For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto, and is incorporated herein by reference.

On November 19, 2019, the Company closed the Notes Offering. In connection with the closing of the issuance and sale of the Notes, the Company entered into a sixth supplemental indenture (the “Sixth Supplemental Indenture”) with The Bank of New York Mellon Trust Company, N.A., and U.S. Bank, National Association, to the indenture dated as of March 15, 2000, between the Company and The Bank of New York Mellon Trust Company, National Association, as successor trustee to The Bank of Nova Scotia Trust Company of New York.

The 2022 Notes are senior unsecured debt obligations of the Company, mature on November 19, 2022 and bear interest at a rate of 2.600% per annum. The 2024 Notes are senior unsecured debt obligations of the Company, mature on November 19, 2024 and bear interest at a rate of 3.000% per annum. The 2026 Notes are senior unsecured debt obligations of the Company, mature on November 19, 2026 and bear interest at a rate of 3.550% per annum. The 2029 Notes are senior unsecured debt obligations of the Company, mature on November 19, 2029 and bear interest at a rate of 3.900% per annum. The interest rate payable on each series of the notes will be subject to adjustment from time to time if either Moody’s or S&P (or a substitute rating agency therefor) downgrades (or downgrades and subsequently upgrades) the credit rating assigned to the notes.

Prior to October 19, 2024 (in the case of the 2024 Notes), September 19, 2026 (in the case of the 2026 Notes), August 19, 2029 (in the case of the 2929 Notes) and at any time (in the case of the 2022 Notes), the Company may redeem such series of Notes at the Company’s option, in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Sixth Supplemental Indenture), plus 15 basis points (in the case of the 2022 notes), 25 basis points (in the case of the 2024 notes), 30 basis points (in the case of the 2026 notes) or 35 basis points (in the case of the 2029 notes).

In addition, on or after October 19, 2024 (in the case of the 2024 Notes), September 19, 2026 (in the case of the 2026 Notes) and August 19, 2029 (in the case of the 2929 Notes), the Company may redeem at its option such series of Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed. The Company will also pay the accrued and unpaid interest on any Notes that it redeems to the redemption date.

If the Company (i) does not consummate the previously announced acquisition by the Company of Entertainment One Ltd. (the “Proposed Acquisition”) on or prior to March 30, 2020, (ii) notifies the trustee in writing that the arrangement agreement is terminated or (iii) determines in its reasonable judgment that the Proposed Acquisition will not be consummated (in which case the Company will notify the trustee in writing thereof), the Notes will be redeemed on a special mandatory redemption date in the manner set forth under the Sixth Supplemental Indenture at a price equal to 101% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest on the principal amount of the Notes to, but not including, the special mandatory redemption date.

If the Company experiences a Change of Control Repurchase Event (defined in the Sixth Supplemental Indenture as a change of control combined with a below investment grade rating event), it will be required, unless it has exercised its right to redeem the Notes, to offer to purchase the Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest thereon to the date of purchase.

The Sixth Supplemental Indenture also contains certain covenants restricting the Company’s ability in certain circumstances to incur secured debt and enter into sale-leaseback transactions, as well as certain customary events of default.

The preceding description of the Sixth Supplemental Indenture and the Notes is qualified in its entirety by the Sixth Supplemental Indenture. For a complete description of the terms and conditions of the Sixth Supplemental Indenture, please refer to the Sixth Supplemental Indenture, a copy of which is filed as Exhibit 1.2 hereto, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement dated as of November 13, 2019

1.2

Sixth Supplemental Indenture dated as of November 19, 2019, among Hasbro, Inc. and The Bank of New York Mellon Trust Company, N.A. and U.S. Bank, National Association, supplementing the Indenture dated as of March 15, 2000 and Form of 2.600% Notes due 2022, 3.000% Notes due 2024, 3.550% Notes due 2026 and 3.900% Notes due 2029 (attached as Exhibit A to the Sixth Supplemental Indenture)

5.1	Opinion of Tarrant Sibley, Esq.

5.2	Opinion of Cravath, Swaine & Moore LLP

23.1	Consent of Tarrant Sibley, Esq. (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

By:	/s/ Deborah Thomas
Name	Deborah Thomas
Title	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Date: November 19, 2019